                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                  94111
(Address of principal executive offices)                              (Zip Code)

                              F. Henry Kleschen III
                            Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                                Chicago, IL 60606
                               Tel: (312) 267-5064
            (Name, address and telephone number of agent for service)

                  --------------------------------------------

                               AUTOCAM CORPORATION
               (Exact name of obligor as specified in its charter)

MICHIGAN                                                              38-2790152
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

4070 EAST PARIS AVENUE SOUTHEAST
KENTWOOD, MICHIGAN                                                         49512
(Address of principal executive offices)                              (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)

                   10.875% Senior Subordinated Notes due 2014

ITEM 1. GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5.        Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.        Not Applicable

      Exhibit 9.        Not Applicable

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 23rd day of September, 2004.

                                J. P. Morgan Trust Company, National Association

                                        By          /s/ Benita Pointer
                                          --------------------------------------
                                                      Benita Pointer
                                                    Authorized Officer

                                    EXHIBIT 6

THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT

                             September 23, 2004

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Autocam Corporation and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION

                                        By       /s/ Benita Pointer
                                                 ------------------
                                                 Benita Pointer
                                                 Authorized Officer

EXHIBIT 7. Report of Condition of the Trustee.

CONSOLIDATED REPORT OF CONDITION OF J.P. Morgan Trust Company, National Association (Legal Title)

AS OF CLOSE OF BUSINESS ON December 31, 2003

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                DECEMBER 31, 2003

                                                                        ($000)
                                                                      ---------
ASSETS

     Cash and Due From Banks                                          $  22,115
     Securities                                                         141,598
     Loans and Leases                                                   106,261
     Premises and Fixed Assets                                           13,111
     Intangible Assets                                                  403,878
     Goodwill                                                           250,539
     Other Assets                                                        50,801
                                                                      ---------
        Total Assets                                                  $ 988,303
                                                                      =========


LIABILITIES

     Deposits                                                         $ 119,625
     Other Liabilities                                                  112,490
                                                                      ---------
        Total Liabilities                                               232,115

EQUITY CAPITAL

     Common Stock                                                           600
     Surplus                                                            701,587
     Retained Earnings                                                   54,001
                                                                      ---------
        Total Equity Capital                                            756,188
                                                                      ---------
        Total Liabilities and Equity Capital                          $ 988,303
                                                                      =========